Income Taxes - Summary of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Current taxes expense
Current period	$ (55,847)	$ (35,258)	$ (43,034)
Adjustment for prior period	693	261	455
Current taxes expense, total	(55,154)	(34,997)	(42,579)
Deferred taxes expenses
Origination and reversal of temporary differences	8,717	467	(6,731)
Total income tax expense	$ (46,437)	$ (34,530)	$ (49,310)